Exhibit 10.26AL

THIS DOCUMENT CONTAINS INFORMATION WHICH HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.  SUCH EXCLUDED INFORMATION IS IDENTIFIED BY BRACKETS AND MARKED WITH (***).

FORTY-SECOND AMENDMENT

TO

CONSOLIDATED

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

CHARTER COMMUNICATIONS OPERATING, LLC

SCHEDULE AMENDMENT

This Forty-second Amendment (the “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”), and Charter Communications Operating, LLC, a Delaware limited liability company (“Customer”).  CSG and Customer entered into that certain Consolidated CSG Master Subscriber Management System Agreement effective as of August 1, 2017 (CSG document no. 4114281), as amended (the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment.  If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control.  Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement.  Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment.  Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

WHEREAS, pursuant to the terms of the Agreement, CSG provides and Customer consumes the CSG Workforce Express® Product; and

WHEREAS, Customer and CSG have agreed to amend the Agreement relating to the definition of “Technicians” with respect to the CSG Workforce Express® (“WFX”) Service as provided in the notes in Schedule F, Section 2, Subsection II.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, CSG and Customer agree as follows:

1.

As of the Amendment Effective Date (defined below), Schedule F, “Fees,” Section 2, “CSG Products,” Subsection II, “Workforce Express,” of the Agreement, Subsection A, 1. is amended by deleting Line Item 1, “Workforce Express Monthly Fee (per Technician)”and “Note 2” in their entirety and adding “Note 14” as follows:

II.  Workforce Express

Description of Item/Unit of Measure	Frequency	Fee
A. WFX Express® (WFX) (Notes 1-5) (Note 8)
1.Workforce Express [******* Fee (per ****** **********)] (Note 2, Note 14)	[*******]	$[****]

Note 2:  For billing purposes, one [“**********” is defined by **** ****** *** ****** ********** (“****** **********”)], whether in one or multiple Fulfillment Centers, logged into WFX who completes a work order within Customer’s billing period, regardless of the frequency any such [****** ********** uses WFX functionality.  For purposes of clarification, the per ****** **********] fee specified in the table above is not applicable to [“**** ***********.” **** *********** are ******************* “***********”] assigned within the WFX application for which work orders are assigned, but no [****** **********] is assigned to fulfill such work orders.

Note 14: Customer agrees to be invoiced by CSG [******* for a minimum of ******* ******** (******) ****** ***********]. The foregoing notwithstanding, the parties acknowledge and agree the [*******] Fee in the table above is based on a presumption of such minimum number of [****** ***********.  If the total number of ****** ***********] in any Customer billing period is fewer than [******* ******** (******), Customer and CSG agree to meet and discuss in good faith the adjustment of the ******* Fee per ******] [**********.  Changes to any such *******] Fee, as a result, will be documented in an amendment to the Agreement agreed upon by the parties.

Exhibit 10.26AL

THIS AMENDMENT is executed on the days and year last signed below to be effective as of September 21, 2020 (the "Amendment Effective Date").

CHARTER COMMUNICATIONS HOLDING COMPANY, LLC (“CUSTOMER”) By: Charter Communications, Inc., its Manager	CSG SYSTEMS, INC. (“CSG”)
By: /s/ Michael Ciszek	By: /s/ Gregory L. Cannon
Title: Billing Strategy & Design	Title: SVP, General Counsel & Secretary
Name: Michael Ciszek	Name: Gregory L. Cannon
Date: Sep 16, 2020	Date: Sep 16, 2020